UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-06142

Exact name of registrant as specified in charter:	Aberdeen Japan Equity Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Name and address of agent for service:	Andrea Melia
Aberdeen Asset Management Inc.
1735 Market Street 32nd Floor
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	1-800-522-5465

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2015

Item 1. Reports to Stockholders.

Aberdeen Japan Equity Fund, Inc. (JEQ)

Semi-Annual Report
April 30, 2015

Aberdeen
Simply asset management.

Stockholder Letter (unaudited)

Dear Stockholder,

We present this Semi-Annual Report which covers the activities of Aberdeen Japan Equity Fund, Inc. (the “Fund”) for the six months ended April 30, 2015. The Fund’s investment objective is capital appreciation, which it seeks through investment primarily in Japanese equity securities.

Total Return Performance

For the six months ended April 30, 2015, the total return to stockholders of the Fund based on the net asset value (“NAV”) of the Fund was 11.1%, assuming reinvestment of dividends and distributions, versus a return of 13.0% for the Fund’s benchmark, the Tokyo Stock Price Index Fund (“TOPIX”), on a U.S. dollar basis.1

Share Price and NAV

For the six months ended April 30, 2015, based on market price, the Fund’s total return was 12.0% assuming reinvestment of dividends and distributions. The Fund’s share price increased 10.9% over the six months, from $7.36 on October 31, 2014 to $8.16 on April 30, 2015. The Fund’s share price on April 30, 2015 represented a discount of 10.1% to the NAV per share of $9.08 on that date, compared with a discount of 10.9% to the NAV per share of $8.26 on October 31, 2014.

Discount Management Program

Effective December 12, 2014, the Fund’s Board of Directors approved revisions to the Fund’s Discount Management Program to authorize management to make open market purchases, from time to time, in a maximum aggregate amount during each twelve month period ended October 31 of up to 10% of the Fund’s shares of stock outstanding as of October 31 of the prior year. Such purchases may be made opportunistically at certain discounts to net asset value per share when, in the reasonable judgement of management based on historical discount levels and current market conditions, such repurchases may enhance stockholder value. During the six months ended April 30, 2015, the Fund repurchased 118,005 shares.

Portfolio Holdings Disclosure

The Fund’s complete schedule of portfolio holdings is included in the Fund’s Semi-Annual and Annual reports to stockholders. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the

Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is also available to stockholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465; and (ii) on the SEC’s website at http://www.sec.gov.

Investor Relations Information

As part of Aberdeen’s commitment to stockholders, I invite you to visit the Fund on the web at www.aberdeenjeq.com. From this page, you can view monthly fact sheets, portfolio manager commentary, distribution and performance information, updated daily fact sheets courtesy of Morningstar®, and portfolio charting and other timely data.

Enroll in Aberdeen’s email services to be among the first to receive the latest closed-end fund news, announcements of upcoming fund manager web casts, films and other information. In addition, you can receive electronic versions of important Fund documents including annual reports, semi-annual reports, prospectuses, and proxy statements. Sign-up today at www.aberdeen-asset.us/aam.nsf/usclosed/email.

Please take a look at Aberdeen’s award-winning Closed-End Fund Talk Channel, where a series of fund manager webcasts and short films are posted. Visit Aberdeen’s Closed-End Fund Talk Channel at www.aberdeen-asset.us/aam.nsf/usclosed/aberdeentv.

Contact us

•              Visit us: http://www.aberdeen-asset.us/cef or
www.aberdeenjeq.com;

•              Watch us: www.aberdeen-asset.us/aam.nsf/usclosed/aberdeentv;

•              Email us: InvestorRelations@aberdeen-asset.com; or

•              Call us: 1-800-522-5465 (toll free in the U.S.)

Yours sincerely,

/s/ Alan Goodson

Alan Goodson
President

1       The Tokyo Stock Price Index (TOPIX) is a free-float adjusted market capitalization-weighted index that is calculated based on all the domestic common stocks listed on the Tokyo Stock Exchange First Section. The TOPIX Index shows the measure of current market capitalization assuming that market capitalization as of the base date (January 4, 1968) is 100 points. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Aberdeen Japan Equity Fund, Inc.	1

Report of the Investment Manager (unaudited)

Market/economic review

Japanese equities, as measured by the Tokyo Stock Price Index (TOPIX), rose sharply over the six-month period ended April 30, 2015, touching 15-year highs on the back of both local and foreign buying. Investor sentiment was buoyed by hopes of better corporate earnings, underpinned by a decline in the value of the yen and cheaper energy prices, as well as hopes that the government could loosen its purse-strings again to stimulate the tentative economic recovery. Also boosting share prices were news of further monetary stimulus in China and disunity within the U.S. Federal Reserve over when to start normalizing policy rates. Earlier in the reporting period, the central bank’s quantitative easing, which coincided with the shifting of assets into equities by the Government Pension Investment Fund (GPIF) and other public pension funds also supported share prices, as did the delay of a proposed sales tax hike, along with the government’s ¥3.5 trillion (roughly US$28.5 billion) stimulus package. However, the gains were pared by late profit-taking, as well as recurring worries over the U.S. economic outlook and the lack of progress in the seemingly intractable bailout negotiations between Greece and its creditors.

Economic news was mixed; consumer confidence improved in March but leading indicators for both manufacturing and services slid. Retail sales, which had seemed to be recovering earlier this year, fell sharply in March, led by large retailers. Fourth-quarter gross domestic product grew at an annualized rate of 2.2% – its first expansion in three quarters as the economy emerged from technical recession. Industrial output fluctuated, whereas exports contracted sharply. The Bank of Japan kept monetary policy unchanged but lowered its growth and inflation outlook. It also extended the deadline for achieving its 2% inflation target by a year.

Fund performance review

The primary stock contributors to Fund performance for the reporting period included Fanuc Corp, which benefited the Fund as its shares were buoyed by solid Chinese demand for its factory-automation equipment. Nippon Paint’s shares continued to outperform versus the benchmark TOPIX following the consolidation of its Asian joint ventures, as well as investor optimism that it will benefit from lower input costs thanks to cheaper oil prices. Also contributing to the Fund’s relative return was the lack of exposure to telecom SoftBank, as challenges related to turning around its U.S. subsidiary, Sprint, weighed on earnings. The company also faced tough domestic competition.

In contrast, the main detractors from Fund performance included Shin-Etsu Chemical, as its shares were dampened by investors’ short-term concerns over higher ethylene prices, a key component in producing its core polyvinyl chloride (PVC) products, even though it had registered positive growth in its silicones, as well as its profitable electronics and functional materials businesses. The Fund’s holding in Daito Trust Construction Co. also weighed on performance, as its shares lagged on concerns over the impact of rising input costs on the construction sector’s gross margins. Finally, the Fund’s lack of exposure to Mitsubishi UFJ detracted from performance as its shares rose in tandem with its banking sector peers, which performed well during the period.

Regarding portfolio activity over the reporting period, the Fund sold its shares in McDonald’s Holdings Japan because it had a deteriorating business outlook, in our opinion. Conversely, the Fund purchased shares of used-car auction-site operator USS. The company grew market share steadily over the period through acquisitions and expansion of its auction sites, and has been progressive in returning excess cash to shareholders.

Outlook

Despite the weaker yen, the Japanese economy slowed towards the end of the reporting period in April 2015 on the back of lackluster external demand. Nevertheless, the benchmark TOPIX continued to set 15-year highs, driven largely by strong liquidity flows and optimism that the yen’s weakness and cheaper energy prices would translate into improved corporate earnings. In earnings news, most of the Fund’s holdings appear to be performing within our expectations, supported by cost cuts as well as resilient domestic demand, while some, such as Fanuc, have shown signs of improving corporate governance and shareholder returns. Despite some short-term economic headwinds, we remain confident in the long-term prospects of our holdings and their commitment to continue enhancing corporate value.

Aberdeen Asset Management Asia Limited

2	Aberdeen Japan Equity Fund, Inc.

Portfolio Composition (unaudited)

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (“GICS”), expressed as a percentage of net assets. The GICS structure consists of 10 sectors, 24 industry groups, 68 industries and 154 sub-industries. An industry classification standard sector can include more than one industry. As of April 30, 2015, the Fund did not have more than 25% of its assets invested in any industry. The sectors, as classified by GICS, are comprised of several industries.

As of April 30, 2015, the Fund held 99.1% of its net assets in equities, 0.3% in a short-term investment and 0.6% in other assets in excess of liabilities.

Asset Allocation	As a Percentage of Net Assets
Consumer Staples	20.0%
Industrials	19.6%
Consumer Discretionary	16.2%
Financials	11.7%
Materials	9.9%
Information Technology	9.8%
Health Care	8.8%
Telecommunication Services	3.1%
Short-Term Investment	0.3%
Other assets in excess of liabilities	0.6%
100.0%

Top Ten Equity Holdings (unaudited)

The following were the Fund’s top ten holdings as of April 30, 2015:

Name of Security	Percentage of Net Assets
Shin-Etsu Chemical Co. Ltd.	5.4%
Japan Tobacco, Inc.	4.9%
FANUC Corp.	4.5%
Keyence Corp.	4.4%
Nabtesco Corp.	4.3%
Seven & i Holdings Co. Ltd.	4.0%
Toyota Motor Corp.	3.8%
Canon, Inc.	3.6%
East Japan Railway Co.	3.5%
Amada Holdings Co. Ltd.	3.4%

Aberdeen Japan Equity Fund, Inc.	3

Total Investment Return (unaudited)

The following table summarizes average annual Fund performance compared to the TOPIX, the Fund’s benchmark, for the 1-year, 3-year, 5-year and 10-year periods as of April 30, 2015.

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	26.5%	15.7%	8.3%	4.5%
Market Value	28.4%	15.8%	8.0%	4.1%
TOPIX Index	19.2%	12.0%	7.1%	4.0%

Returns represent past performance. Total investment return at net asset value is based on changes in the net asset value of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program. All return data at NAV includes expenses such as investment management fees, administrative fees (such as Director and legal fees) and custodial charges. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a stockholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeenjeq.com or by calling 800-522-5465.

The net operating expense ratio excluding fee waivers based on the six months ended April 30, 2015 is 0.99%. The net operating expense ratio net of fee waivers based on the six months ended April 30, 2015 is 0.99%.

4	Aberdeen Japan Equity Fund, Inc.

Portfolio of Investments (unaudited)

As of April 30, 2015

Shares	Description	Value (US$)
LONG-TERM INVESTMENTS—99.1%(a)
COMMON STOCKS—99.1%
CONSUMER DISCRETIONARY—16.2%
26,500	Aisin Seiki Co. Ltd.	$ 1,211,790
87,500	Asics Corp.	2,245,275
35,200	Denso Corp.	1,747,531
81,000	FCC Co. Ltd.	1,314,177
92,200	Honda Motor Co. Ltd.	3,091,038
69,700	Resorttrust, Inc.	1,820,844
14,900	Shimano, Inc.	2,134,440
68,700	Toyota Motor Corp.	4,782,147
97,500	USS Co. Ltd.	1,716,760
		20,064,002
CONSUMER STAPLES—20.0%
54,000	Calbee, Inc.	2,198,589
174,200	Japan Tobacco, Inc.	6,083,214
78,900	Mandom Corp.	3,041,118
120,300	Pigeon Corp.	3,185,840
51,000	San-A Co. Ltd.	2,132,660
116,000	Seven & i Holdings Co. Ltd.	4,986,180
126,300	Unicharm Corp.	3,178,991
		24,806,592
FINANCIALS—11.7%
73,000	AEON Financial Service Co. Ltd.	1,860,955
481,000	Bank of Yokohama Ltd. (The)	3,052,698
206,000	Daibiru Corp.	2,022,742
32,100	Daito Trust Construction Co. Ltd.	3,738,065
90,000	Mitsubishi Estate Co. Ltd.	2,118,354
76,000	Suruga Bank Ltd.	1,675,297
		14,468,111
HEALTH CARE—8.8%
31,100	Asahi Intecc Co. Ltd.	1,915,238
215,800	Astellas Pharma, Inc.	3,360,156
119,500	Chugai Pharmaceutical Co. Ltd.	3,634,203
36,700	Sysmex Corp.	2,030,674
		10,940,271
INDUSTRIALS—19.6%
421,300	Amada Holdings Co. Ltd.	4,251,443
41,000	Daikin Industries Ltd.	2,762,130
48,700	East Japan Railway Co.	4,304,445
25,500	FANUC Corp.	5,609,048
42,500	Makita Corp.	2,120,931
194,000	Nabtesco Corp.	5,335,780
		24,383,777

Aberdeen Japan Equity Fund, Inc.	5

Portfolio of Investments (unaudited) (concluded)

As of April 30, 2015

Shares	Description	Value (US$)
INFORMATION TECHNOLOGY—9.8%
124,700	Canon, Inc.	$ 4,446,143
10,300	Keyence Corp.	5,498,641
560,000	Yahoo Japan Corp.	2,287,727
		12,232,511
MATERIALS—9.9%
183,000	Kansai Paint Co. Ltd.	3,262,061
70,000	Nippon Paint Holdings Co. Ltd.	2,344,839
108,400	Shin-Etsu Chemical Co. Ltd.	6,626,362
		12,233,262
TELECOMMUNICATION SERVICES—3.1%
163,200	KDDI Corp.	3,861,694
	Total Long-Term Investments—99.1% (cost $103,710,084)	122,990,220
Par
Amount
SHORT-TERM INVESTMENT—0.3%
$314,000	Repurchase Agreement, Fixed Income Clearing Corp., 0.00% dated 04/30/2015, due 05/01/2015 repurchase price $314,000, collateralized by U.S. Treasury Bond, maturing 02/15/2041; total market value of $327,238	314,000
	Total Short-Term Investment—0.3% (cost $314,000)	314,000
	Total Investments—99.4% (cost $104,024,084)(b)	123,304,220
	Other Assets in Excess of Liabilities—0.6%	766,667
	Net Assets—100.0%	$124,070,887

(a)

Unless otherwise noted, all securities are fair valued. Fair Values are determined pursuant to procedures approved by the Fund’s Board of Directors. See Note 2(a) of the accompanying Notes to Financial Statements.

(b)	See Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.

See Notes to Financial Statements

6	Aberdeen Japan Equity Fund, Inc.

Statement of Assets and Liabilities (unaudited)

As of April 30, 2015

Assets
Investments, at value (cost $103,710,084)	$122,990,220
Repurchase agreement, at value (cost $314,000)	314,000
Foreign currency, at value (cost $291,478)	292,126
Cash	844
Dividends receivable	701,387
Prepaid expenses and other assets	9,814
Total assets	124,308,391
Liabilities
Audit and tax services	42,871
Director fees payable	41,662
Legal fees and expenses	34,051
Investment management fees payable (Note 3)	32,221
Investor relations fees payable (Note 3)	19,439
Administration fee payable (Note 3)	16,933
Accrued expenses	50,327
Total liabilities	237,504

Net Assets	$124,070,887
Composition of Net Assets:
Common stock (par value $.01 per share) (Note 5)	$136,629
Paid-in capital in excess of par	102,287,823
Accumulated net investment income	369,403
Accumulated net realized gain from investments and foreign currency transactions	1,997,726
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	19,279,306
Net Assets	$124,070,887
Net asset value per share based on 13,662,883 shares issued and outstanding	$9.08

See Notes to Financial Statements.

Aberdeen Japan Equity Fund, Inc.	7

Statement of Operations (unaudited)

For the Six Months Ended April 30, 2015

Net investment income:
Income
Dividends (net of foreign withholding taxes of $104,699)	$942,290
942,290
Expenses:
Investment management fee (Note 3)	184,374
Administration fee (Note 3)	97,146
Directors’ fees and expenses	64,782
Legal fees and expenses	38,657
Independent auditors’ fees and expenses	37,576
Insurance expense	34,164
Reports to stockholders and proxy solicitation	32,805
Investor relations fees and expenses (Note 3)	29,583
Transfer agent’s fees and expenses	10,797
Custodian’s fees and expenses	8,288
Miscellaneous	30,684
Total operating expenses before reimbursed/waived expenses	568,856
Investor relations fee waiver	(779)
Net expenses	568,077

Net Investment Income	374,213
Net Realized and Unrealized Gains/(Losses) on Investments and Foreign Currency Related Transactions
Net realized gain/(loss) from:
Investment transactions	2,057,347
Foreign currency transactions	(59,579)
1,997,768
Net change in unrealized appreciation/(depreciation) on:
Investments	9,612,047
Foreign currency translation	18,137
9,630,184
Net realized and unrealized gain from investments and foreign currency related transactions	11,627,952
Net Increase in Net Assets Resulting from Operations	$12,002,165

See Notes to Financial Statements.

8	Aberdeen Japan Equity Fund, Inc.

Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2015 (unaudited)	For the Year Ended October 31, 2014

Increase/(decrease) in net assets from operations:

Operations:
Net investment income	$ 374,213	$ 508,197
Net realized gain from investment transactions	2,057,347	12,612,421
Net realized loss from foreign currency transactions	(59,579)	(76,720)
Net change in unrealized appreciation/(depreciation) on investments	9,612,047	(1,321,168)
Net change in unrealized appreciation/(depreciation) on foreign currency translation	18,137	(18,510)
Net increase in net assets resulting from operations	12,002,165	11,704,220

Distributions to stockholders from:
Net investment income	(677,111)	(2,099,767)
Net realized gains	(274,242)	–
Net decrease in net assets from distributions	(951,353)	(2,099,767)

Capital Stock Transactions:
Reinvestment of dividends resulting in the issuance of 20,805 and 63,456 shares of common stock, respectively	141,886	431,502
Repurchase of common stock under the discount management policy (118,005 and 476,887), respectively (Note 6)	(844,085)	(3,271,992)
Change in net assets from capital stock transactions	(702,199)	(2,840,490)
Net increase/(decrease) in net assets	10,348,613	6,763,963

Net assets:
Beginning of period	113,722,274	106,958,311
End of period (including accumulated net investment income of $369,403 and $672,301, respectively)	$124,070,887	$113,722,274

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Japan Equity Fund, Inc.	9

Financial Highlights

	For the Six Months Ended April 30, 2015		For the Fiscal Years Ended October 31,
	(unaudited)		2014	2013	2012	2011	2010
PER SHARE OPERATING PERFORMANCE(a):
Net asset value, beginning of period	$8.26		$7.55	$5.67	$6.01	$6.30	$6.02
Net investment income	0.03		0.04	0.07	0.05	0.04	0.03
Net realized and unrealized gains/(losses) on investments and foreign currencies	0.86		0.79	1.87	(0.34)	(0.27)	0.29
Total from investment operations	0.89		0.83	1.94	(0.29)	(0.23)	0.32
Distributions from:
Net investment income	(0.05)		(0.15)	(0.06)	(0.05)	(0.06)	(0.04)
Net realized gains	(0.02)		–	–	–	–	–
Impact due to discount management policy	–		0.03	–	–	–	–
Net asset value, end of period	$9.08		$8.26	$7.55	$5.67	$6.01	$6.30
Market value, end of period	$8.16		$7.36	$6.83	$5.00	$5.35	$5.44
Total Investment Return Based on(b):
Market value	12.00%		10.11%	38.11%	(5.56% )	(0.76% )	7.44%
Net asset value	11.05%		11.79%	34.63%	(4.66% )	(3.74% )	5.41%
Ratio to Average Net Assets/Supplementary Data:
Net assets, end of period (in millions)	$124.1		$113.7	$107.0	$81.3	$86.9	$91.0
Net operating expenses, net of fee waivers	0.99%	(c)	1.04%	1.08%	1.49%	1.38%	1.37%
Net operating expenses, excluding fee waivers	0.99%	(c)	–	–	–	–	–
Net investment income	0.65%	(c)	0.47%	0.97%	0.88%	0.71%	0.49%
Portfolio turnover	5%		98%	100%	110%	59%	43%

(a)	Based on average shares outstanding.
(b)

Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains, and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.

(c)	Annualized.

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

10	Aberdeen Japan Equity Fund, Inc.

Notes to Financial Statements (Unaudited)

April 30, 2015

1. Organization

Aberdeen Japan Equity Fund, Inc. (the “Fund”) was incorporated in Maryland on July 12, 1990 under its original name “The Japan Emerging Equity Fund, Inc.” and commenced operations on July 24, 1992. It is registered with the Securities and Exchange Commission as a closed-end, diversified management investment company. The Fund’s objective is to outperform over the long term, on a total return basis (including appreciation and dividends), the Tokyo Stock Price Index (TOPIX).

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The books and records of the Fund are maintained in U.S. Dollars.

a. Security Valuation:

The Fund values its securities at current market value or fair value consistent with regulatory requirements. “Fair value” is defined in the Fund’s valuation and liquidity procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to contract at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Fund’s Board of Directors. A security that has been fair valued by the Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under accounting principles generally accepted in the United States of America (“GAAP”), the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for identical assets, and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

Aberdeen Japan Equity Fund, Inc.	11

Notes to Financial Statements (Unaudited) (continued)

April 30, 2015

The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of April 30, 2015 in valuing the Fund’s investments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1	Level 2	Level 3	Total
Long-Term Investments	$–	$122,990,220	$–	$122,990,220
Short-Term Investment	–	314,000	–	314,000
Total	$–	$123,304,220	$–	$123,304,220

Amounts listed as “—” are $0 or round to $0.

The Fund held no Level 3 securities at April 30, 2015.

For movements between the Levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each period. During the six months ended April 30, 2015, there were no transfers between Level 1 and Level 2.

For the six months ended April 30, 2015, there have been no significant changes to the fair valuation methodologies.

b. Repurchase Agreements:

The Fund may enter into repurchase agreements under the terms of a Master Repurchase Agreement. It is the Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. Under the Master Repurchase Agreement, if the counterparty defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited. Repurchase agreements are subject to contractual netting agreements with the counterparty, Fixed Income Clearing Corp. The Fund held a repurchase agreement of $314,000 as of April 30, 2015. The value of the related collateral exceeded the value of the repurchase agreement at April 30, 2015.

c. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the exchange rates at the current daily rates of exchange at the Valuation Time; and

(ii)	purchases and sales of investment securities, income and expenses – at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are

12	Aberdeen Japan Equity Fund, Inc.

Notes to Financial Statements (Unaudited) (continued)

April 30, 2015

reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

d. Security Transactions, Investment Income and Expenses:

Investment transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and foreign currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as the Fund acquires information regarding such dividends or corporate actions.

Interest income and expenses are recorded on an accrual basis.

e. Distributions:

The Fund records dividends and distributions payable to its stockholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These book basis/tax basis (“book/tax”) differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as return of capital.

f. Federal Income Taxes:

The Fund intends to continue to distribute substantially all of its taxable income and to comply with the minimum distribution and other requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. As of April 30, 2015, the Fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. As of April 30, 2015, the Fund did not have any unrecognized tax benefits. The Fund’s federal tax returns for the current and prior four fiscal years remain subject to examination by the Internal Revenue Service.

The Fund is not subject to any Japanese income, capital gains or other taxes except for withholding taxes on certain income, generally imposed at a rate of 10.0% on interest and dividends paid to the Fund by Japanese corporations.

g. Rights Issues and Warrants

Rights issues give the right, normally to existing shareholders, to buy a proportional number of additional securities at a given price (generally at a discount) within a fixed period (generally a short term period) and are offered at the company’s discretion. Warrants are securities that give the holder the right to buy common stock at a specified price for a specified period of time. Rights issues and warrants are speculative and have no value if they are not exercised before the expiration date. Rights issues and warrants are valued at the last sale price on the exchange on which they are traded.

3. Agreements and Transactions with Affiliates

a. Investment Manager

Aberdeen Asset Management Asia Limited (“AAMAL”) serves as the Fund’s investment manager with respect to all investments. Pursuant to the Management Agreement, the Manager makes investment management decisions relating to the Fund’s assets. For such investment services, the Fund pays the Manager at an annual rate of 0.60% of the first $20 million, 0.40% of the next $30 million, and 0.20% of the excess over $50 million of the Fund’s average weekly Managed Assets. For purposes of this calculation, “Managed Assets” of the Fund means total assets of the Fund, including assets attributable to investment leverage, minus all liabilities, but not excluding any liabilities or obligations attributable to leverage obtained by the Fund for investment purposes through (i) the issuance or incurrence of indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or (iii) any other means, but not including any collateral received for securities loaned by the Fund. In addition, the Fund has agreed to reimburse the Manager for all out-of-pocket expenses related to the Fund. For the six months ended April 30, 2015, no such expenses were paid to the Manager. For the six months ended April 30, 2015 AAMAL earned gross management fees of $184,374.

b. Administrator and Other Related Parties:

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of AAMAL, serves as the Fund’s administrator, pursuant to an agreement under which AAMI received a fee, payable quarterly by the Fund at an annual

Aberdeen Japan Equity Fund, Inc.	13

Notes to Financial Statements (Unaudited) (continued)

April 30, 2015

rate of 0.20% of the first $60 million of the Fund’s average weekly net assets, 0.15% of the next $40 million and 0.10% of the excess over $100 million. For the six months ended April 30, 2015, AAMI earned $97,146 from the Fund for administration fees (For further information please see Note 11).

c. Investor Relations:

Under the terms of an Investor Relations Services Agreement, AAMI serves as the Fund’s investor relations services provider. Pursuant to the terms of the Investor Relations Services Agreement, AAMI provides, among other things, objective and timely information to stockholders based on publicly-available information; provides information efficiently through the use of technology while offering stockholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional stockholders; responds to specific stockholder questions; and reports activities and results to the Board and management detailing insight into general stockholder sentiment.

During the six months ended April 30, 2015, the Fund incurred investor relations fees of approximately $29,583, of which AAMI waived $779. Effective January 1, 2015, these fees are capped at 5 basis points per annum. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the six months ended April 30, 2015 were $5,396,923 and $6,661,756, respectively.

5. Capital

There are 30 million shares of $0.01 par value common stock authorized. During the six months ended April 30, 2015, the Fund repurchased 118,005 shares pursuant to its Discount Management Program and reinvested 20,805 shares pursuant to its Dividend and Reinvestment Cash Purchase Plan. As of April 30, 2015, there were 13,662,883 shares of the Fund outstanding.

6. Discount Management Program

Effective December 12, 2014, the Fund’s Board of Directors approved revisions to the Fund’s Discount Management Program to authorize management to make open market purchases, from time to time, in a maximum aggregate amount during each twelve month period ended October 31 of up to 10% of the Fund’s shares of stock outstanding as of October 31 of the prior year. Such purchases may be made opportunistically at certain discounts to net asset value per share when, in the reasonable judgment of management based on historical discount levels and current market conditions, such repurchases may enhance stockholder value. During the six months ended April 30, 2015, the Fund repurchased 118,005 shares.

Prior to December 12, 2014, the Fund’s Discount Management Program authorized management, from time to time and to the extent permitted by law, to repurchase up to 10% of the Fund’s outstanding shares in open market transactions for each twelve-month period ended October 31. Such purchases were made when the Fund’s shares traded at a discount to NAV of 9% or more and the daily average discount from the Fund’s NAV for the five-day period ending the prior day was 9% or more.

The Board of Directors authorized the Discount Management Program in order to potentially enhance share liquidity and increase Stockholder value through the potential accretive impact of the purchases to the Fund’s NAV. There is no assurance that the Fund will purchase shares in any specific amounts.

7. Portfolio Investment Risks

a. Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Foreign securities may also be harder to price than U.S. securities.

b. Focus Risk:

The Fund may have elements of risk not typically associated with investments in the United States due to focused investments in a limited number of countries or regions subject to foreign securities or

14	Aberdeen Japan Equity Fund, Inc.

Notes to Financial Statements (Unaudited) (concluded)

April 30, 2015

currencies risks. Such focused investments may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

8. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

9. Tax Information

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of April 30, 2015 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$104,024,084	$21,721,835	$(2,441,699)	$19,280,136

10. Recent Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

11. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the Financial Statements were issued. Based on this evaluation, the following disclosures and/or adjustments were required to the Financial Statements as of April 30, 2015.

On June 16, 2015, the Board approved a reduction to the fee payable under the Administrative Agreement. Effective July 1, 2015, the administration fee payable monthly by the Fund will be reduced to an annual rate of 0.08% of the Fund’s average weekly net assets.

Aberdeen Japan Equity Fund, Inc.	15

Dividend Reinvestment and Cash Purchase Plan

A Dividend Reinvestment and Cash Purchase Plan (the “Plan”) is available to provide Stockholders with automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional semi-annual cash investments in Fund shares through the Plan Agent. A brochure fully describing the Plan’s terms and conditions is available by calling the Plan Agent at (866) 669-9903 or by writing Aberdeen Japan Equity Fund, Inc., c/o the American Stock Transfer & Trust Company, Operations Center, 6201 15th Avenue, Brooklyn, NY 11219.

A brief summary of the material aspects of the Plan follows:

Who can participate in the Plan? If you wish to participate and your shares are held in your name, you may elect to become a direct participant in the Plan by completing and mailing the Enrollment Authorization form on the back cover of the Dividend Reinvestment and Cash Purchase Plan Brochure to the Plan Agent. However, if your shares are held in the name of a financial institution, you should instruct your financial institution to participate in the Plan on your behalf. If your financial institution is unable to participate in the Plan for you, you should request that your shares be registered in your name, so that you may elect to participate directly in the Plan.

May I withdraw from the Plan? If your shares are held in your name and you wish to receive all dividends and capital gain distributions in cash rather than in shares, you may withdraw from the Plan without penalty at any time by contacting the Plan Agent. If your shares are held in the name of a financial institution, you should be able to withdraw from the Plan without a penalty at any time by sending written notice to your financial institution. If you withdraw, you or your financial institution will receive a share certificate for all full shares or, if you wish, the Plan Agent will sell your shares and send you the proceeds, after the deduction of brokerage commissions. The Plan Agent will convert any fractional shares to cash at the then-current market price and send you a check for the proceeds.

How are the dividends and distributions reinvested? If the market price of the Fund’s shares on the payment date should equal or exceed their net asset value per share, the Fund will issue new shares to you at the higher of net asset value or 95% of the then-current market price. If the market price is lower than the net asset value per share, the Fund will issue new shares to you at the market price. If the dividends or distributions are declared and payable as cash only, you will receive shares purchased for you by the Plan Agent on the NYSE or otherwise on the open market to the extent available.

What is the Cash Purchase feature? The Plan participants have the option of making semi-annual investments in Fund shares through the Plan Agent. You may invest any amount from $100 to $5,000 semiannually. The Plan Agent will purchase shares for you on the NYSE or otherwise on the open market on or about February 15th and August 15th of each year. Plan participants should send voluntary cash payments to be received by the Plan Agent approximately ten days before the applicable purchase date. The Plan Agent will return any cash payments received more than thirty days prior to the purchase date. You may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than two business days before the investment date.

Is there a cost to participate? There are no Plan charges or brokerage charges for shares issued directly by the Fund. However, each participant will pay a service fee of $2.50 for each investment and a pro rata portion of brokerage commissions for shares purchased on the NYSE or on the open market by the Plan Agent.

What are the tax implications? The automatic reinvestment of dividends and distributions does not relieve you of any income tax which may be payable (or required to be withheld) on such dividends and distributions. In addition, the Plan Agent will reinvest dividends for foreign participants and for any participant subject to federal backup withholding after the deduction of the amounts required to be withheld.

Please note that, if you participate in the Plan through a brokerage account, you may not be able to continue as a participant if you transfer those shares to another broker. Contact your broker or financial institution or the Plan Agent to ascertain what is the best arrangement for you to participate in the Plan.

16	Aberdeen Japan Equity Fund, Inc.

Corporate Information

Directors

Radhika Ajmera

Martin J. Gruber, Chairman

David G. Harmer

Richard J. Herring

Rahn K. Porter

Officers

Alan Goodson, President

Jeffrey Cotton, Vice President – Compliance and Chief Compliance Officer

Sofia Rosala, Vice President – Deputy Chief Compliance Officer

Andrea Melia, Treasurer

Megan Kennedy, Vice President and Secretary

Bev Hendry, Vice President

Jennifer Nichols, Vice President

Christian Pittard, Vice President

Lucia Sitar, Vice President

Sharon Ferrari, Assistant Treasurer

Heather Hasson, Assistant Secretary

Investment Manager

Aberdeen Asset Management Asia Limited
21 Church Street
#01-01 Capital Square Two
Singapore 049480

Administrator

Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Transfer Agent and Registrar

American Stock Transfer & Trust Company
6201 15th Avenue
Brooklyn, NY 11219

Legal Counsel

Clifford Chance US LLP
31 West 52nd Street
New York, NY 10019

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
2001 Market Street
Philadelphia, PA 19103

Investor Relations

Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Custodian

State Street Bank and Trust Company
1 Iron Street, 5th Floor
Boston, MA 02210

Aberdeen Asset Management Asia Limited

The accompanying Financial Statements as of April 30, 2015 were not audited and accordingly, no opinion is expressed thereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Japan Equity Fund, Inc. are traded on the NYSE under the symbol “JEQ”. Information about the Fund’s net asset value and market price is available at www.aberdeenjeq.com.

This report, including the financial information herein, is transmitted to the stockholders of Aberdeen Japan Equity Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

Aberdeen’s Investor Relations Services We invite you to enroll today.

As part of Aberdeen’s commitment to shareholders, we invite you to visit the Fund on the web at www.aberdeenjeq.com. From this page, you can view monthly fact sheets, portfolio manager commentary, distribution and performance information, updated daily fact sheets courtesy of Morningstar®, portfolio charting, and other timely data.

Enroll today

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Enroll in our e-mail services and be among the first to receive information regarding your investments.

Please take a look at Aberdeen’s award-winning Closed-End Fund Talk Channel, where a series of fund manager webcasts and short films are posted. Visit Aberdeen’s Closed-End Fund Talk Channel at www.aberdeen-asset.us/aam.nsf/usClosed/aberdeentv.

Contact us:

1. Enroll in Investor Relations services at:
http://www.aberdeen-asset.us/aam.nsf/usclosed/email;

2. Call us toll free at 1-800-522-5465 in the U.S.;

3. Email us at InvestorRelations@aberdeen-asset.com; or

4. Visit www.aberdeen-asset.us/cef

Stop the paper

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By enrolling in this convenient service, you will receive electronic versions of important Fund documents including annual reports, semi-annual reports, prospectuses, and proxy statements.

There’s never been a faster, simpler or more environmentally-friendly way to receive your investment information.

To enroll in electronic delivery, follow these simple steps:

1. Go to http://www.aberdeen-asset.us/cef

2. Click on the link for “Email Services” which takes you here
http://www.aberdeen-asset.us/aam.nsf/usclosed/email

3. Click “Sign-up”

Please note that Aberdeen does not share our shareholder information with any other organizations. You can return to this site at any time to change your email address or edit your preferences.

JEQ-SEMI-ANNUAL

Item 2. Code of Ethics.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 6. Schedule of Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of close of the reporting period is included as part of the Reports to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)  Not applicable to semi-annual report on Form N-CSR.

(b)  During the period ended April 30, 2015, there were no changes in the Portfolio Managers.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES
Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs [1]	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs [1]
November 1, 2014 through November 30, 2014	43,505	$7.26	43,505	1,332,503
December 1, 2014 through December 31, 2014	18,200	$7.27	18,200	1,314,303
January 1, 2015 through	44,300	$6.90	44,300	1,270,003

January 31, 2015
February 1, 2015 through February 28, 2015	12,000	$7.32	12,000	1,258,003
March 1, 2015 through March 31, 2015	None	None	None	1,258,003
April 1, 2015 through April 30, 2015	None	None	None	1,258,003
Total	118,005	$7.13	118,005	-

1  On December 12, 2014, the Board of Directors approved revisions to the Fund’s Discount Management Program previously effective May 2012, to authorize management to make open market purchases, from time to time, in a maximum aggregate amount during each twelve month period ended October 31 of up to 10% of the Fund’s shares of stock outstanding as of October 31 of the prior year. Such purchases may be made opportunistically at certain discounts to net asset value per share when, in the reasonable judgment of management based on historical discount levels and current market conditions, such repurchases may enhance stockholder value.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended April 30, 2015, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)   The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)   There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications pursuant to Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)   Not applicable.

(b)   Certifications pursuant to Rule 30a-2(b) under the Act and section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Japan Equity Fund, Inc.

By:	/s/ Alan Goodson
Alan Goodson,
Principal Executive Officer of
Aberdeen Japan Equity Fund, Inc.

Date: July 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Alan Goodson
Alan Goodson,
Principal Executive Officer of
Aberdeen Japan Equity Fund, Inc.

Date: July 2, 2015

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Japan Equity Fund, Inc.

Date: July 2, 2015